Westfield Financial, Inc. 8-K

Exhibit 99.1

For further information contact:

Westfield Financial, Inc.
James C. Hagan, President & CEO
Leo R. Sagan, Jr., CFO
Meghan Hibner, VP Investor Relations Officer
413-568-1911

Chicopee Bancorp, Inc.
William J. Wagner, President & CEO
Guida R. Sajdak, CFO
413-594-6692

WESTFIELD FINANCIAL, INC. AND CHICOPEE BANCORP, INC. RECEIVE FEDERAL RESERVE AND OCC APPROVAL FOR MERGER TRANSACTION

Westfield, Massachusetts, and Chicopee, Massachusetts, September 19, 2016: Westfield Financial, Inc. (the “Company” or “Westfield”) (NasdaqGS: WFD), the holding company for Westfield Bank (the “Bank”) and Chicopee Bancorp, Inc. (“Chicopee”) (NASDAQ: CBNK), the holding company for Chicopee Savings Bank, today jointly announced the Company’s receipt of final regulatory approval from the Board of Governors of the Federal Reserve System and the Bank’s receipt of approval from the Office of the Comptroller of the Currency in connection with the previously announced merger transaction with Chicopee. Closing of the transaction remains subject to receipt of approvals from the Massachusetts Board of Bank Incorporation and the shareholders of Westfield and Chicopee.

About Westfield Financial, Inc.

Westfield Financial, Inc. is a Massachusetts-chartered stock holding company and the parent company of Westfield Bank, Elm Street Securities Corporation, WFD Securities, Inc. and WB Real Estate Holdings, LLC. Westfield Financial and its subsidiaries are headquartered in Westfield, Massachusetts and operate through 13 banking offices located in Agawam, East Longmeadow, Feeding Hills, Holyoke, Southwick, Springfield, West Springfield and Westfield, Massachusetts, and Granby and Enfield, Connecticut.  To learn more, visit our website at www.westfieldbank.com.

About Chicopee Bancorp, Inc.

Chicopee Bancorp, Inc. is a publicly owned bank holding company and the parent corporation of Chicopee Savings Bank, a Massachusetts stock savings bank headquartered at 70 Center Street, Chicopee, MA 01013. Chicopee Savings Bank provides a wide variety of financial products and services through its main office, seven branch offices located in Chicopee, Ludlow, West Springfield, South Hadley, and Ware in Western Massachusetts, and lending and operations center. Chicopee Savings Bank offers customers the latest technically advanced internet banking, including on-line banking and bill payment services. The Bank's deposits are insured by the Federal Deposit Insurance Corporation and the Depositors Insurance Fund of Massachusetts. For more information regarding the Bank’s products and services, please visit our web site at www.chicopeesavings.com.

Caution About Forward-Looking Statements

This release and other communications by the Company include certain “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transactions between the Company and Chicopee. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are subject to certain risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in such forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to: potential delays or other problems implementing the Company’s growth, expansion and acquisition strategies including hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; the Company’s ability to consummate the Chicopee transaction or satisfy the conditions to the completion of the transactions; the possibility that any of the anticipated benefits of the proposed Chicopee merger will not be realized or will not be realized within the expected time period; the risk that integration of Chicopee’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; problems with, or additional expenses relating to, integrating or managing acquisitions; the effect of the announcements or completion of any pending or future mergers or acquisitions on customer relationships and operating results; and adverse results in current or future litigation or regulatory examinations as well as other factors identified in this press release or as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including those factors included in the disclosures under the headings “Forward-Looking Information” and “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected or described in such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.